PIONEER
NEW YORK
TRIPLE TAX-FREE
FUND



ANNUAL REPORT
SEPTEMBER 30, 1995

DEAR SHAREOWNER,

     Pioneer New York Triple Tax-Free Fund completed its third fiscal year on September 30, 1995. This report details the favorable environment for municipal bond investing during the period, and highlights the impressive performance of your Fund.

                          HOW YOUR FUND PERFORMED

We are pleased to report the following for Pioneer New York Triple Tax-Free Fund as of September 30, 1995:

* Your Fund ranked in the top 7% of all New York tax- free income funds for the year ended September 30, 1995, according to Lipper Analytical Services, an independent mutual fund research firm.1

* The Fund's total return for the year was 11.04% based on net asset value, and 7.12% based on public offering price. Total return represents the change in share price and assumes reinvestment of all distributions at net asset value.

* Net asset value stood at $10.96 per share, versus $10.39 one year earlier.

* Shareowners received tax-exempt dividends totaling $0.543 per share.

* The Fund's tax-free 30-day yield on September 30 was 4.68%.2

Your Fund's tax-free yield was equivalent to a taxable yield of 8.81% at the end of the period, based on the 46.88% maximum combined federal, New York State and New York City personal income tax rate.

For additional performance information, please turn to page 3.

                     BOND PRICES ROSE DURING THE YEAR

     Over the past year, the Federal Reserve (the Fed) raised short-term interest rates twice, on November 15 and February 1, bringing the federal funds rate as high as 6% and triggering periods of falling bond prices. The Fed's decision to raise rates was based on its fear of too-fast economic growth and inflation. Investors, also uncertain about these matters, added to the bond market's turmoil, fueling its poor performance in 1994.

     Moving into 1995, however, the Fed's efforts began to have the desired effect; many economic indicators slowed, and inflation remained low. Even the Fed's rate hike on February 1 did little to temper the positive momentum in the bond market; if anything, many investors saw the increase as an indication of the Fed's determination to keep the economy from expanding too quickly. In fact, in response to ongoing signs of slowing economic growth, the Fed lowered the federal funds rate to 5.75% on July 6. This action pushed many bond prices to some of the highest levels of the year. While various events temporarily caused prices to fall, conditions over the past 12 months were favorable -- and rewarding -- for bond investors.

     Municipal investors in particular benefited over the year, thanks in large part to the record low supply of securities made available in 1994 and 1995, combined with the $35 billion of municipal securities retired on July 1. Demand for short-term municipal bonds increased as the period progressed, while demand for long-term municipal bonds fell. This shift was spurred by ongoing discussions of tax reform; because of the uncertainty surrounding the type and timing of tax reform, investors are demanding higher yields on long-maturity bonds to offset their heightened risk. As a result, short-maturity issues became "rich" toward the end of the period, relative to Treasury securities, while long maturities became "cheap."

                    HOW PIONEER MANAGED YOUR INVESTMENT

     Your Fund's portfolio holdings had an average quality rating of AA on September 30, 1995. This high-quality focus should provide a level of comfort to conservative investors uncomfortable with bonds below investment-grade. Your Fund does not invest in lower-quality securities or speculative investments. The Fund also avoids issues subject to the alternative minimum tax (AMT).

                             PORTFOLIO QUALITY
                        (as of September 30, 1995)

                        Cash and Cash Equivalents 1%
                                                A 32%
                                               AA 28%
                                              AAA 39%

Your management reduced the Fund's exposure to long-maturity bonds over the year. Given the ongoing debate about tax reform, and flat taxes in particular, we

1 The Fund ranked fifth of 79 funds; the ranking was based on total return and does not account for sales charges or fee waivers. Past performance does not guarantee future results.

2 Based  on a  standard  formula  prescribed  by  the  Securities  and  Exchange
  Commission. The Fund's investment manager, Pioneering Management Corporation, currently is reducing its management fee and certain other expenses, otherwise the Fund's total return would have been lower and the yield would have been 2.28%.

think a more conservative position will be most successful in maintaining the Fund's share price and income stream. By the end of the period, the Fund's holdings had an average effective life of just over 11 years, versus 16 years on September 30, 1994. We reduced the Fund's weighting in bonds with more than 10 years to maturity to 62% of the portfolio, versus 93% one year ago. Instead, we significantly increased the number of intermediate-term holdings, to take advantage of their greater liquidity and share price stability. We made the largest increase in the seven-to-10-year maturity range, which totaled 27% of the portfolio on September 30, versus 5% one year ago.

                            PORTFOLIO MATURITY
                        (as of September 30, 1995)

                           0-7   Years  11%
                           7-10  Years  27%
                          10-20  Years  54%
                             20+ Years  8 %


The economic recovery in New York has been slow- moving. In addition, New York City's credit rating was downgraded in July, reflecting ongoing concern about the City's ability to repay its debt in a timely manner. On a more positive note, Governor George Pataki's deficit- reduction budget, designed to help the State's stagnant economy rebuild, has been viewed by many corporations as positive and conducive to business operations. Whether the budget is effective in improving the economy over the long term, however, remains to be seen. Your management will monitor this situation, as well as the progress and effectiveness of other initiatives set forth by the State's administration.

Your Fund remains well-diversified across many market sectors within New York State. Over the course of the year, however, we moved away from issues of New York City, given its economic and credit concerns. To safeguard the Fund from such credit problems, we kept a significant portion of the portfolio in high-quality, insured bonds. We continue to favor securities that finance essential services, as well as those with an income stream that is dedicated to the repayment of principal and interest. As a result, on September 30 the Fund held a number of bonds of private educational institutions, as well as providers of essential services such as roads. The performance of these high-quality securities tends not to be directly tied to the State's economy, which we think is most beneficial for your Fund at this point in time.

                               LOOKING AHEAD

After a slow start to the fiscal year, improving conditions -- low inflation, a moderately paced economy and favorable interest rates -- have significantly lifted the bond market. In fact, these conditions have enabled investors to more than erase 1994's losses. While the past two years remind us that investing can be volatile, they also illustrate the benefit of maintaining a longer- term horizon and considering temporary downturns as buying opportunities.

As we move into your Fund's fourth fiscal year, we will continue to monitor events affecting the bond market, including changes in interest rates, economic data and the strength of the U.S. dollar. For the municipal bond market, we will closely watch political debates about the national deficit, new federal budget and tax reform. The impact on municipal bonds will depend on a number of factors, including the rates at which investment income is taxed, which deductions are eliminated, the percentage of taxpayers subject to each rate, and whether additional restrictions are placed on municipal bond issuance. We expect the national debate to heat up as specific tax-reform proposals are put forth and opponents formulate responses.

Even with tax reform, your management is confident that municipal bonds will continue to play a significant role for investors, especially given their recent value and limited supply. In addition, the Fund's conservative positioning should be effective in minimizing the effects of interest rate changes and other external events. We believe our strategy will offer shareowners rewarding performance and a high level of comfort.

The following pages provide details about your Fund, as well as its audited list of portfolio holdings and financial statements as of September 30, 1995. If you have any questions about your investment in Pioneer New York Triple Tax-Free Fund, please contact your investment representative, or call Pioneer at 1-800-225-6292.

Respectfully,

/s/John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President,
Pioneer New York Triple Tax-Free Fund
November 10, 1995

                      GROWTH OF A $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pioneer New York Triple Tax-Free Fund, compared with the growth of the Lehman Brothers Municipal Bond Index.+

                PIONEER NEW YORK TRIPLE TAX-FREE FUND


                                          AVERAGE ANNUAL TOTAL RETURNS
                                          (AS OF SEPTEMBER 30, 1995)
                                    NET ASSET VALUE  PUBLIC OFFERING PRICE*
Life-of-Fund (2/19/93)                     4.50%          3.08%
1 Year                                    11.04           7.12

+ Index comparisons begin February 28, 1993.
* Reflects deduction of the maximum 3.5% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value.

                                    PIONEER          LEHMAN
                                    NEW YORK        BROTHERS
                                 TRIPLE TAX-FREE    MUNICIPAL
                                      FUND         BOND INDEX

 2/28/93                          9,650              10,000
 3/31/93                          9,554               9,894
 6/30/93                          9,939              10,218
 9/30/93                         10,297              10,564
12/30/93                         10,410              10.712
 3/30/94                          9,731              10,124
 6/30/94                          9,738              10,238
 9/30/94                          9,736              10,306
12/30/94                          9,528              10,158
 3/30/95                         10,327              10,876
 6/30/95                         10,553              11,138
 9/30/95                         10,811              11,458

+ Index comparisons begin February 28, 1993.
* Reflects deduction of the maximum 3.5% sales charge at the beginning of the period and assumes reinvestment of all distributions at net asset value.



The Lehman Brothers Municipal Bond Index is an unmanaged, composite measure of investment-grade municipal bonds. The Index's returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect any fees, expenses or sales charges. Investors cannot invest directly in the Index.

Past performance does not guarantee future results. Return and principal fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. A portion of income may be subject to state and local taxes, although the Fund intends to minimize any taxable income.

SCHEDULE OF INVESTMENTS -- PIONEER NEW YORK TRIPLE TAX-FREE FUND -- SEPTEMBER 30, 1995

               STANDARD
               & POOR'S/
                MOODY'S
                RATINGS
 PRINCIPAL     (UNAU-
  AMOUNT        DITED)                                           VALUE
                            TAX-EXEMPT SECURITIES -- 100%+
                            NEW YORK -- 87.0%
  $200,000      AAA/AAA     Albany General Obligation, AMBAC
                             Insured, 6.125%, 2009             $  211,742
   100,000      AAA/Aaa     Buffalo School General Obligation,
                             MBIA Insured, 5.05%, 2007             99,057
   125,000      AAA/Aaa     Buffalo Sewer Authority Revenue,
                             FGIC Insured, 5.25%, 2008            124,414
   100,000      NR/Aa1      Dutchess County General Obligation,
                             5.25%, 2010                           97,020
   150,000      AAA/Aaa     Fairport Central School District
                             General Obligation, FGIC Insured,
                             5.0%, 2006                           151,226
   100,000      AAA/Aaa     Huntington General Obligation, FGIC
                             Insured, 5.5%, 2013                   98,018
   100,000      AAA/Aaa     Metropolitan Transportation Author-
                             ity Revenue, FGIC Insured, 5.5%,
                             2008                                 102,014
   100,000      AAA/Aaa     Monroe County General Obligation,
                             MBIA Insured, 5.5%, 2008             102,203
   125,000      A/A         Municipal Assistance Corporation For
                             New York City Revenue, 5.0%, 2008    120,197
   100,000      AAA/Aaa     Nassau County General Obligation,
                             FGIC Insured, 6.6%, 2011             110,294
    75,000      AAA/Aaa     Nassau County Combined Sewer
                             Districts General Obligation, MBIA
                             Insured, 5.4%, 2011                   73,373
    30,000      A-/A        New York City Municipal Water Finance
                             Authority Water And Sewer System
                             Revenue, 6.375%, Prerefunded,
                             2002*                                 33,217
   100,000      A-/A        New York State General Obligation,
                             5.3%, 2019                            90,777
   100,000      A-/A        New York State General Obligation,
                             5.7%, 2006                           104,391
   100,000      AA/Aa       New York State Dormitory Authority
                             Revenue, Cornell University, 5.1%,
                             2005                                 101,244
   175,000      AA+/Aaa     New York State Dormitory Authority
                             Revenue, Columbia University, 4.7%,
                             2007                                 168,480
   100,000      AAA/Aaa     New York State Dormitory Authority
                             Revenue, Fordham University, FGIC
                             Insured, 5.6%, 2008                  102,591
   100,000      AAA/Aaa     New York State Dormitory Authority
                             Revenue, N.Y.U., MBIA Insured,
                             5.50%, 2004                          104,947
   200,000      A+/A1       New York State Dormitory Authority
                             Revenue, University of Rochester,
                             6.0%, 2007                           210,674
   125,000      AAA/Aaa     New York State Environmental
                             Facilities Corporation Water
                             Pollution Control Revenue, 5.6%,
                             2013                                 121,956
   100,000      A/A         New York State Local Government
                             Assistance Corporation Revenue,
                             6.00%, 2012                          100,395
   100,000      A/A         New York State Local Government
                             Assistance Corporation Revenue,
                             6.25%, 2018                          100,983
   125,000      NR/Aa       New York State Mortgage Agency
                             Revenue, 5.25%, 2015                 112,646
   125,000      NR/Aa       New York State Mortgage Agency
                             Revenue, 6.5%, 2017                  127,978
   100,000      AA-/Aa      New York State Power Authority
                             Revenue, 6.25%, 2023                 102,250
   100,000      AA-/Aa      New York State Power Authority
                             Revenue, 6.5%, 2008                  110,229
   150,000      A/A1        New York State Thruway Authority
                             Revenue, 5.75%, 2019                 144,043
   100,000      AAA/Aaa     North Hempstead General Obligation,
                             AMBAC Insured, 5.5%, 2004            105,059
   100,000      NR/Aa       Orange County General Obligation,
                             5.3%, 2007                           100,854
   150,000      AA/Aa       Onondaga County General Obligation,
                             5.85%, 2011                          154,404
    50,000      AA-/A1      Port Authority of New York And New
                             Jersey Revenue, 5.125%, 2012          46,775
   100,000      AA-/A1      Port Authority of New York And New
                             Jersey Revenue, 5.2%, 2019            91,320
   100,000      NR/Aa       Sands Point General Obligation, 6.4%,
                             2008                                 108,417
   100,000      NR/Aa       Schenectady County, General Obliga-
                             tion, 5.15%, 2007                     99,904
    75,000      AAA/Aaa     Suffolk County Water Authority
                             Revenue, AMBAC Insured, 5.25%,
                             Prerefunded, 2004*                    76,619
   100,000      AAA/Aaa     Syracuse General Obligation, MBIA
                             Insured, 5.0%, 2008                   96,973
   100,000      NR/A1       Tarrytown General Obligation, 5.0%,
                             2009                                  94,563
   200,000      A+/Aa       Triborough Bridge And Tunnel
                             Authority Revenue, 6.0%, 2014        200,492
   200,000      NR/A        United Nations Development Corpora-
                             tion Revenue, 6.0%, 2012             200,122
                                                               $4,501,861

The accompanying notes are an integral part of these financial statements.
                                   4

                            PUERTO RICO -- 13.0%
  $100,000      A/BAA1      Commonwealth of Puerto Rico General    98,289
                             Obligation, 6.0%, 2022
   200,000      A-Baa1      Puerto Rico Electric Power Authority  197,222
                             Revenue, 5.25%, 2007
   175,000      A+/A        Puerto Rico Telephone Authority       175,740
                             Revenue, 5.4%, 2008
   200,000      AAA/Aaa     University of Puerto Rico Revenue,    202,264
                             MBIA Insured, 4.75%, 2001
                                                               $  673,515
                              TOTAL INVESTMENT IN TAX-EXEMPT   $5,175,376
                               SECURITIES -- 100% (Total Cost
                               $5,107,362)(a)(b)

+ The concentration of investments in securities by type of obligation/market sector is as follows:

     General Obligation                                       16.3%
     Escrowed in U.S. Government
       Securities                                              2.1%
     Insured                                                  34.1%
     Revenue Bonds:
        Education Revenue                                      9.2%
        Housing Revenue                                        4.6%
        Pollution Control Revenue                              2.3%
        Power Revenue                                          7.9%
        Sales Tax Revenue                                      6.2%
        Transportation Revenue                                 9.3%
        Other Revenues                                         7.2%
     Reserves                                                  0.8%

 * Prerefunded bonds have been collateralized by U.S. Treasury securities that are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

NR Not Rated.
(a) At September 30, 1995, the net unrealized gain on investments based on cost for federal income tax purposes of $5,107,362 was as follows:

    Aggregate gross unrealized gain for all
    investments in which there is an excess of
    value over tax cost                                   $115,168
    Aggregate gross unrealized loss for all
    investments in which there is an excess of
    tax cost over value                                  $ (47,154)
    Net unrealized gain                                   $ 68,014

(b) At September 30, 1995, the Fund had a net capital loss carryforward of $61,226,

    Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 1995 aggregated $1,715,728 and $832,428, respectively.

The accompanying notes are an integral part of these financial statements.

PIONEER NEW YORK TRIPLE TAX-FREE FUND
BALANCE SHEET -- SEPTEMBER 30, 1995

 ASSETS:
   Investments in tax-exempt securities, at
     value (cost $5,107,362; see Schedule of
     Investments and Note 1)                                  $5,175,376
   Cash                                                           41,956
   Receivables --
     Interest                                                     88,454
     Trust shares sold                                            37,543
   Due from Pioneering Management Corporation
     (Note 2)                                                     30,484
   Other                                                           2,707
       Total assets                                           $5,376,520

LIABILITIES:
   Dividends payable                                              $5,397
   Accrued expenses (Notes 2, 3 and 4)                            34,350
       Total liabilities                                         $39,747

NET ASSETS:
   Paid-in capital (Note 1)                                   $5,329,985
   Accumulated net realized loss on investments                  (61,226)
   Net unrealized gain on investments                             68,014
       Total net assets (equivalent to $10.96
        per share based on 486,907 trust shares
        outstanding)                                          $5,336,773


PIONEER NEW YORK TRIPLE TAX-FREE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

INVESTMENT INCOME (NOTE 1):
   Interest                                                     $263,987

EXPENSES:
   Management fees (Note 2)                        $28,039
   Distribution fees (Note 4)                        1,243
   Transfer agent fees (Note 3)                      2,816
   Registration fees                                 6,880
   Professional fees                                22,395
   Accounting (Note 2)                              41,700
   Custodian fees                                    5,635
   Printing                                          4,368
   Fees and expenses of nonaffiliated trustees       4,039
   Regulatory reporting                              8,274
   Miscellaneous                                     5,842
       Total expenses                             $131,231
   Less management fees waived and expenses
     assumed by Pioneering Management
     Corporation  (Note 2)                         107,866
   Net expenses                                                  $23,365
     Net investment income                                      $240,622

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
   Net realized loss on investments                             $(59,336)
   Change in net unrealized loss on investments                  339,010
       Net gain on investments                                  $279,674
          Net increase in net assets resulting
           from operations                                      $520,296

The accompanying notes are an integral part of these financial statements.

PIONEER NEW YORK TRIPLE TAX-FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1995 AND 1994

FROM OPERATIONS:
   Net investment income                                        $240,622      $188,795
   Net realized loss on investments                              (59,336)       (1,890)
   Change in net unrealized gain (loss) on investments           339,010      (392,984)
    Net increase (decrease) in net assets resulting from
     operations                                                 $520,296     $(206,079)

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ($0.54 and $0.57 per share,
     respectively)                                             $(240,622)    $(188,795)
   In excess of net investment income ($0.00 and $0.00
     per share, respectively)                                      --             (145)
     Decrease in net assets resulting from distributions
     to shareholders                                           $(240,622)    $(188,940)

FROM TRUST SHARE TRANSACTIONS:               SHARES
   Net proceeds from sale of shares    310,917   156,372      $3,207,788    $1,722,320
   Net asset value of shares issued
     to shareholders in reinvestment
     of dividends                       17,263    14,245         182,654       155,363
   Cost of shares repurchased         (242,023)  (30,748)     (2,497,589)     (337,697)
     Increase in net assets resulting
       from trust share transactions    86,157   139,869        $892,853    $1,539,986
       Net increase in net assets                             $1,172,527    $1,144,967

NET ASSETS:
   Beginning of year                                           4,164,246     3,019,279
   End of year                                                $5,336,773    $4,164,246

PIONEER NEW YORK TRIPLE TAX-FREE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED


                                      YEAR            YEAR           PERIOD
                                      ENDED           ENDED           ENDED
                                  SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                      1995            1994            1993+
Net asset value, beginning of
  period                                $10.39          $11.57          $11.18
Increase (decrease) from invest-
  ment operations:
   Net investment income                 $0.54           $0.57           $0.37
   Net realized and unrealized
     gain (loss) on investments           0.57           (1.18)           0.39
       Total increase (decrease)
        from investment opera-
        tions                            $1.11          $(0.61)          $0.76
Distributions to shareholders
  from:
   Net investment income                 (0.54)          (0.57)          (0.37)
Net increase (decrease) in net
  asset value                            $0.57          $(1.18)          $0.39
Net asset value, end of period          $10.96          $10.39          $11.57
Total return*                            11.04%         (5.45)%           6.91%
Ratio of net operating expenses
  to average net assets                   0.50%           0.36%         0.00%**
Ratio of net investment income to
  average net assets                      5.13%           5.15%         5.19%**
Portfolio turnover rate                  18.26%           1.96%           0.00%
Net assets, end of period           $5,336,773      $4,164,246      $3,019,279
Ratios assuming no waiver of
  management fees and assumption
  of expenses:
   Net operating expenses                 2.80%           3.51%         5.05%**
   Net investment income                  2.83%           2.00%         0.14%**

 * Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

 + The Fund commenced operations on February 19, 1993.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 1995

     1. Pioneer New York Triple Tax-Free Fund (the Fund), one of three funds that currently composes Pioneer Tax- Free State Series Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. As of September 30, 1995, The Pioneer Group, Inc. (PGI) was the beneficial owner of approximately 41% of the outstanding shares of the Fund. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

    A. Security Valuation -- Security transactions are recorded on trade date. Securities are valued based on valuations furnished by an independent pricing service that utilizes a matrix system. This matrix system reflects such factors as security prices, yields, maturities and ratings and is supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily to interest income on a yield-to- maturity basis. Temporary cash investments are valued at amortized cost plus accrued interest, which approximates value. Interest income is recorded on the accrual basis.

    Gains and losses on sales of investments are calculated on the "identified cost" method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     C. Trust Shares -- The Fund records sales and repurchases of its trust shares on trade date. Shares are sold and redeemed on a continuous basis at net asset value per share. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of PGI. PFD earned $2,927 in underwriting commissions on the sale of the Fund's trust shares during the year ended September 30, 1995. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on the last business day of the month. Short-term capital gain distributions, if any, may be paid with the daily dividends.

    2. Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets.

     PMC has agreed not to impose a portion of its management fees and to assume other operating expenses for the Fund to the extent necessary to limit the Fund's expenses to an annual rate of 0.50% of the Fund's average daily net assets up to $20 million; 0.55% of the next $5 million; 0.60% of the next $5 million; 0.65% of the next $5 million; 0.70% of the next $5 million; and 0.75% of the excess over $40 million. PMC's agreement is temporary and voluntary and may be revised or terminated at any time.

    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in Accrued expenses is $4,458 in accounting fees payable to PMC at September 30, 1995.

    3. Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in Accrued expenses is $808 in transfer agent fees payable to PSC at September 30, 1995.

     4. The Fund adopted a Plan of Distribution (the Plan) that allows for the Fund to reimburse PFD for expenditures to finance any activities primarily intended to result in the sale of trust shares. The Plan provides for reimbursement of such expenditures in an amount not to exceed 0.25% of the Fund's average daily net assets. In addition, a service fee of 0.15% of the Fund's daily net assets is accrued daily and paid quarterly. Included in Accrued expenses is $1,732 in distribution fees payable to PFD at September 30, 1995. Report of Independent Public Accountants

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
    PIONEER NEW YORK TRIPLE TAX-FREE FUND:

We have audited the accompanying balance sheet of Pioneer New York Triple Tax-Free Fund (one of the portfolios that composes Pioneer Tax-Free State Series Trust), including the schedule of investments as of September 30, 1995, and the related statement of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer New York Triple Tax-Free Fund of Pioneer Tax-Free State Series Trust as of September 30, 1995, the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 27, 1995

                     TAX TREATMENT OF DISTRIBUTIONS
               MADE DURING THE YEAR ENDED SEPTEMBER 30, 1995

During the year ended September 30, 1995, Pioneer New York Triple Tax-Free Fund paid the following distributions from net investment income:


                                                 DISTRIBUTIONS
PAYMENT DATE                                       PER SHARE
10/31/94                                               $0.042
11/30/94                                                0.046
12/30/94                                                0.048
01/31/95                                                0.042
02/28/95                                                0.046
03/31/95                                                0.050
04/28/95                                                0.042
05/31/95                                                0.045
06/30/95                                                0.048
07/31/95                                                0.042
08/31/95                                                0.045
09/29/95                                                0.047
                                                      $ 0.543

    Of the Fund's total per share distribution for this period, 100% is tax-exempt and should be reported on Form 1040, line 8b, U.S. Individual Tax Return.



TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND OFFICERS (UNAUDITED)

    The aggregate direct remuneration paid on behalf of the Fund to nonaffiliated trustees and officers during the period ended September 30, 1995 was approximately $2,400 plus expenses incurred in attending trustees meetings of approximately $2,300. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($167 in 1995) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 15% of the outstanding shares of capital stock at September 30, 1995.

PIONEER NEW YORK
TRIPLE TAX-FREE FUND
60 State Street
Boston, Massachusetts 02109



OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
KATHLEEN D. McCLASKEY, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary



TRUSTEES
JOHN F. COGAN, JR.
RICHARD H. EGDAHL, M.D.
MARGARET B. W. GRAHAM
JOHN W. KENDRICK
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP



INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

LEGAL COUNSEL
HALE AND DORR

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109


Please call Pioneer for information on:
Existing accounts, new accounts,
prospectuses, applications, and
service forms ....................... 1-800-225-6292
Fund yields and prices .............. 1-800-225-4321
Toll-free fax ....................... 1-800-225-4240
Retirement plans .................... 1-800-622-0176
Telecommunications Device for the
Deaf (TDD) .......................... 1-800-225-1997

When distributed to persons who are not shareowners of the Fund, this report must be accompanied by an official prospectus that discusses the objectives, policies, sales charges and other information about the Fund.

1195-2827
(C)Pioneer Funds Distributor, Inc.